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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Intrepid Systems, Inc. 1992 Stock Option Plan of PeopleSoft, Inc. of our report dated January 28, 1998, with respect to the consolidated financial statements of PeopleSoft Inc. included in its Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


San Jose, California
October 19, 1998